Fees Summary	Jun. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,756,201.50
Previously Paid Amount	0.00
Total Fee Amount	3,556.94
Total Offset Amount	0.00
Net Fee	$ 3,556.94